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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    FEBRUARY 29, 2000
                                                -----------------------------
                             SERACARE, INC.
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             (Exact name of registrant as specified in its charter)

     DELAWARE                 0-21781                  95-4343492
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(State or other           (Commission               (I.R.S. Employer
jurisdiction of           File Number)               Identification
incorporation)                                            Number)

1925 CENTURY PARK EAST, SUITE 1970, LOS ANGELES, CALIFORNIA       90067
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:       (310) 772-7777
                                                   ---------------------------
                           NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Total sequentially numbered pages in this document: 50.


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On February 29, 2000, pursuant to the terms of an Asset Purchase Agreement (filed as Exhibit 2.1 to this Form 8-K and incorporated herein by this reference) among SeraCare, Inc., a Delaware corporation ("SeraCare"), SeraCare Technology, Inc. d/b/a Consolidated Technologies, a Nevada corporation and a wholly owned subsidiary of SeraCare ("CTI"), Sybron Laboratory Products Corporation ("Sybron"), Consolidated Technologies, Inc., a Wisconsin corporation and a subsidiary of Sybron ("Buyer"), CTI sold substantially all of its assets to Buyer in an all cash transaction with the purchase price (which is subject to adjustments) consisting of a $16,750,000 base price plus $656,515 in various closing adjustments. The purchase price was determined through arms length negotiations between the parties.

CTI is a biomedical manufacturing company which specializes in the supply of products and services to the in-vitro diagnostic industry. CTI's products include processed biological materials and private-labeled products for manufacturing or laboratory use.

The assets sold by CTI included, but were not limited to: certain real property; furniture and fixtures; machinery and equipment; leasehold improvements; licenses and other intangible properties including certifications, FDA licenses and trademarks; inventories; certain trade receivables; and interests arising under or in connection with contracts with customers.

Mr. William J. Cone is a director of SeraCare and was the Chief Operating Officer of CTI. Prior to this transaction Mr. Cone was subject to a five-year employment agreement with CTI through February 2003. In conjunction with this transaction, such employment agreement was terminated and Mr. Cone entered into a one year consulting agreement with Buyer. Mr. Cone remains a member of the SeraCare board of directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (b)  PRO FORMA FINANCIAL INFORMATION

               At this time, it is impractical to file the required pro forma financial information. Such data will be filed as soon as practical, but no later than 60 days after the date on which this Report on Form 8-K is filed.

        (c)  EXHIBITS

             (2.1) Purchase and Sale Agreement By and Among Sybron Laboratory
                   Products Corporation, Consolidated Technologies, Inc., SeraCare Technology, Inc., and SeraCare, Inc. dated as of February 29, 2000.


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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                               SERACARE, INC.

DATE:     MARCH 10, 2000            BY:     /S/ BARRY D. PLOST
         ----------------               ---------------------------------------
                                                BARRY D. PLOST
                                                CHAIRMAN OF THE BOARD, PRESIDENT
                                                AND CHIEF EXECUTIVE OFFICER

                                    BY:   /S/ JERRY L. BURDICK
                                        ----------------------------------------
                                                JERRY L. BURDICK
                                                EXECUTIVE VICE PRESIDENT AND
                                                CHIEF FINANCIAL OFFICER